UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 28, 2023
Date of Report (date of earliest event reported)
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Babylon Holdings Limited
(Exact name of registrant as specified in its charter)
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Bailiwick of Jersey, Channel Islands (State or other jurisdiction of incorporation)	001-40952 (Commission File Number)	98-1638964 (IRS Employer Identification No.)
2500 Bee Cave Road Building 1 - Suite 400 Austin, TX		78746
(Address of principal executive offices)		(Zip Code)
(512) 967-3787
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.001056433113 per share	BBLN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 22, 2023, Babylon Holdings Limited (the “Company”) received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) indicating the Company is not in compliance with Section 802.01B and Section 802.01C of the NYSE Listed Company Manual because (i) the Company’s average total market capitalization over a consecutive 30 trading-day period was less than $50 million and, at the same time, its last reported shareholders’ equity was less than $50 million, and (ii) the average closing price of the Company’s Class A ordinary shares on the NYSE was less than $1.00 over a consecutive 30 trading-day period.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2023, the Company has received a proposal from AlbaCore Capital LLP ("AlbaCore") and MindMaze Group SA ("MindMaze") pursuant to which core operating subsidiaries of the Company would be transferred to MindMaze (the “Proposed Transaction”). The closing of the Proposed Transaction is expected in July 2023 and is subject to agreed documentation, various conditions and appropriate approvals, if required. The Proposed Transaction will not provide for any payment to the Company’s Class A ordinary shareholders or other equity instrument holders, as AlbaCore will be exercising rights under its debt agreements with the Company to transition the go-forward business by transferring core operating subsidiaries of the Company to MindMaze.

In light of the expected closing of the Proposed Transaction in July 2023, the Company does not intend to undertake actions to cure the deficiencies described above and return to compliance with the NYSE continued listing standards, and has notified the NYSE of this decision. As a result, the Company expects the NYSE to immediately suspend its Class A ordinary shares from trading on the NYSE under the ticker symbol “BBLN”, and for the Class A ordinary shares to transition to trading on the over-the-counter market. In addition, the Company expects the NYSE to subsequently delist the Class A ordinary shares from the NYSE in accordance with its procedures. The Company will continue to comply with applicable Securities and Exchange Commission reporting requirements.

The Notice and the expected suspension of trading and subsequent delisting of the Class A ordinary shares from the NYSE do not affect the business operations of the Company and its subsidiaries, and will have no impact on the Proposed Transaction.

On June 28, 2023, the Company issued a press release regarding receipt of the Notice and its decision not to undertake actions to regain compliance with the NYSE continued listing standards. A copy of the press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the Company’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include risks associated with the timing of any suspension of trading of or delisting of the Company's Class A ordinary shares by the NYSE and any resulting adverse consequences to the Company; the implementation of the transactions described the framework implementation agreement, dated May 10, 2023, between the Company and AlbaCore; the Company’s ability to execute definitive agreements for and close the Proposed Transaction on the terms and timeframe currently contemplated; and the Company's ability to enter into and consummate any other potential alternative transaction. Considering these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this Current Report on Form 8-K may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date hereof and, except as required by law, the Company undertakes no obligation to update publicly or privately any forward-looking statements, whether written or oral, for any reason after the date of this Current Report on Form 8-K to conform these statements to new information, actual results or to changes in its expectations.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated June 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2023

Babylon Holdings Limited

By:	/s/ David Humphreys
Name:	David Humphreys
Title:	Chief Financial Officer